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                                                                  EXHIBIT 10.4.2



                                    AMENDMENT
                                     to the
              AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
                                       of
                                GLOBALSTAR, L.P.

              AMENDMENT (this "Amendment"), dated as of February 1, 2000 to the AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP of GLOBALSTAR, L.P., a Delaware limited partnership ("Globalstar" or the "Partnership"), dated as of January 26, 1999 (the "Partnership Agreement"), by and among LORAL/QUALCOMM SATELLITE SERVICES, L.P., a Delaware limited partnership ("LQSS"), GLOBALSTAR TELECOMMUNICATIONS LIMITED, a Bermuda company ("GTL") and the limited partners signatories thereto as set forth on the signature pages hereto (collectively, the "Limited Partners" and together with LQSS and GTL, the "Partners"), as amended on December 8, 1999.

              WHEREAS, GTL is making an offering (the "Common Stock Offering") of 8,050,000 shares of common stock, par value $1.00 per share (the "Common Stock").

              WHEREAS, the Partnership requires additional capital to accomplish its purposes; and

              WHEREAS, it is in the best interest of the Partnership to acquire such additional capital by contribution from GTL of the proceeds of the Common Stock Offering and for the Partnership to issue to GTL ordinary partnership interests in connection therewith.

              NOW, THEREFORE, the Partners, in consideration of the premises and their mutual agreements as hereinafter set forth, do hereby agree to amend the Partnership Agreement as follows:

1. AMENDMENT TO SECTION 2.1. Section 2.1 of the Partnership Agreement is hereby amended as follows:

       The definition of "Authorized Partnership Interests" set forth in Section
2.1 shall be deleted and replaced in its entirety with the following:

              "Authorized Partnership Interests" means the sum of (i) 55,448,837 Partnership Interests, (ii) 4,769,231 Partnership Interests, (iii) the number of Ordinary Partnership Interests issuable upon exercise of the warrants issuable to certain Partners or Affiliates thereof and to GTL in connection with the guarantee of the Partnership's obligations under the Globalstar Credit Agreement, (iv) the number of Series A Preferred Partnership Interests issued to GTL in connection with GTL's offering of the Series A Preferred Stock, including as a result of the exercise by the purchasers thereof of the option to purchase additional shares thereof under the purchase agreement relating thereto, (v) the number of Series B Preferred Partnership Interests issuable to GTL in connection with GTL's offering of the Series B Preferred Stock Offering, including as


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       a result of the exercise by the purchasers thereof of the option to purchase additional shares thereof under the purchase agreement relating thereto, (vi) the number of Ordinary Partnership Interests issuable upon conversion or exchange of the Series A Preferred Partnership Interests or Series B Preferred Partnership Interests or in satisfaction of any distribution, make-whole or redemption payment thereon, (vii) the number of Ordinary Partnership Interests issuable upon exercise of the warrants issuable to certain Partners of Globalstar, L.P., Loral/Qualcomm Satellite Services, L.P. or Loral/Qualcomm Partnership, L.P. or Affiliates thereof in connection with the guarantee of the Partnership's obligations under the $500 million credit agreement with Bank of America and the other lenders parties thereto, (viii) the number of Ordinary Partnership Interests issuable upon exercise of the Warrants issuable to Qualcomm Incorporated and its Affiliates in connection with up to $500 million of vendor financing provided by Qualcomm Incorporated to the Partnership, (ix) the number of Ordinary Partnership Interests or PPIs that may be issued in connection with an offering of common stock, preferred stock, OPIs, PPIs, or any other equity interests of GTL or the Partnership, in an aggregate offering amount equal to the difference between 300 million and the gross proceeds of the Series B Preferred Stock Offering including Ordinary Partnership Interests issuable upon conversion or exchange of any PPIs issued in connection with such offering, or in satisfaction of any distribution, distribution make-whole payment, or redemption payment thereon and (x) the number of Ordinary Partnership Interests issuable to GTL in connection with the Common Stock Offering; provided, however, that any greater number of Authorized Partnership Interests may be authorized from time to time with the Consent of the Partners.

       2. DEFINED TERMS. Capitalized terms used herein not otherwise defined shall have the meanings set forth in the Partnership Agreement, as amended.

       3. AMENDMENT TO SCHEDULE A. Schedule A to the Partnership Agreement is hereby amended, as of the date hereof, as revised by the Managing General Partner to reflect the issue of OPIs to GTL in connection with the Common Stock Offering.

       4. EFFECTIVENESS. This Amendment shall become effective as of the date set forth above and when GTL shall have contributed the proceeds of the Common Stock Offering to the Partnership and the Partnership shall have issued the Ordinary Partnership Interests to GTL.

       5. COUNTERPARTS. This Amendment may be executed in counterparts, all of which together shall constitute one agreement binding on all the parties hereto.

       6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW.


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              IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered by their respective duly authorized officer as of the day and year first above written.

                              LORAL/QUALCOMM SATELLITE SERVICES, L.P.
                                   by LORAL/QUALCOMM PARTNERSHIP, L.P.
                                      its General Partner
                                   by LORAL GENERAL PARTNER, INC.
                                      its General Partner


                              By: /s/Eric J. Zahler
                                 ------------------------------------
                                 Name: Eric J. Zahler
                                 Title: Executive Vice President


                              GLOBALSTAR TELECOMMUNICATIONS LIMITED


                              By: /s/Eric J. Zahler
                                 ------------------------------------
                                 Name: Eric J. Zahler
                                 Title: Executive Vice President

                               Limited Partners:

                               AIRTOUCH SATELLITE SERVICES, INC.
                               DACOM CORPORATION
                               DACOM INTERNATIONAL, INC.
                               HYUNDAI CORPORATION
                               HYUNDAI ELECTRONICS INDUSTRIES CO., LTD.
                               LORAL/DASA GLOBALSTAR, L.P.
                               LORAL SPACE & COMMUNICATIONS LTD.
                               SAN GIORGIO S.p.A.
                               TELESAT LIMITED
                               TE. SA. M.
                               VODASTAR CELLULAR LIMITED
                               VODAFONE SATELLITE SERVICES LIMITED


                               BY : LORAL/QUALCOMM SATELLITE SERVICES, L.P.
                                      by LORAL/QUALCOMM PARTNERSHIP, L.P.
                                         its General Partner
                                      by LORAL GENERAL PARTNER, INC.
                                         its General Partner


                               By: /s/Eric J. Zahler
                                  -----------------------------------------
                                  Name:  Eric J. Zahler as Attorney-in-Fact